                                                                   EXHIBIT 10.30

                   FIFTH AMENDMENT TO STOCKHOLDERS' AGREEMENT

     This Fifth Amendment (this "Amendment"), dated as of May 22, 2006, to the Original Agreement (as defined below) is by and among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Capital Corporation, DLJ First ESC, L.P., DLJ ESC II, L.P., Sprout Growth II, L.P., Sprout Capital VII, L.P., Sprout Capital IX, L.P., Sprout Entrepreneurs' Fund, L.P., Sprout IX Plan Investors, L.P., Sprout CEO Fund L.P., Thomas J. Barry, Larry Cormier, Randy Fodero, Robert Freiburghouse, Bob Gailus, N. Robert Hammer, David H. Ireland, Lou Miceli, Tom Miller, Scotty R. Neal and CommVault Systems, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, the parties hereto previously entered into a Stockholders' Agreement, dated as of May 22, 1996, as amended by the First Amendment thereto, dated July 23, 1998, the Second Amendment thereto, dated November 6, 2000, the Third Amendment thereto, dated February 14, 2002, and the Fourth Amendment thereto, dated September 2, 2003 (as so amended, the "Original Agreement");

     WHEREAS, the parties hereto desire to amend the Original Agreement to extend certain provisions of the Original Agreement as set forth herein; and

     WHEREAS, in compliance with Section 6.4(a) of the Original Agreement, this Amendment has been approved by the Board and the signatories hereto represent holders of at least 85% of the Fully Diluted Common Stock held by parties to the Original Agreement.

     NOW THEREFORE, the parties hereto agree that the Original Agreement shall be amended as follows:

Section 1. Definitions. Capitalized terms used but not defined herein shall have the meaning assigned such terms in the Original Agreement.

Section 2. Extension. Each provision of the Original Agreement that was in full force and effect immediately prior to the execution of this Amendment, and had not expired or terminated pursuant to its terms prior to the date hereof, shall hereby be extended, and the rights and obligations set forth in each such provision shall continue in full force and effect, until the earlier of (a) the first anniversary of the date of this Amendment and (b) the consummation of an Initial Public Offering.

Section 3. Miscellaneous.

     (a) This Amendment shall be binding upon and shall inure to the benefit of the parties to the Original Agreement.

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     (b) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed one and the same instrument.

                                      *****

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of, the day and year first above written.

                                        DLJ MERCHANT BANKING PARTNERS, L.P.

                                        By: DLJ Merchant Banking, Inc.
                                        Managing General Partner


                                        By: /s/ Goerge R. Hornig
                                            ------------------------------------
                                        Name: George R. Hornig
                                        Title: Attorney-In-Fact


                                        DLJ INTERNATIONAL PARTNERS, C.V.

                                        By: DLJ Merchant Banking, Inc.
                                        Advisory General Partner


                                        By: /s/ George R. Hornig
                                            ------------------------------------
                                        Name: George R. Hornig
                                        Title: Attorney-In-Fact


                                        DLJ OFFSHORE PARTNERS, C.V.

                                        By: DLJ Merchant Banking, Inc.
                                        Advisory General Partner


                                        By: /s/ George R. Hornig
                                            ------------------------------------
                                        Name: George R. Hornig
                                        Title: Attorney-In-Fact


                                        DLJ MERCHANT BANKING FUNDING, INC.


                                        By: /s/ George R. Hornig
                                            ------------------------------------
                                        Name: George R. Hornig
                                        Title: President

                                        DLJ CAPITAL CORPORATION


                                        By: /s/ Amy Yeung
                                            ------------------------------------
                                        Name: Amy Yeung
                                              Vice President


                                        DLJ FIRST ESC, L.P.

                                        By: DLJ LBO Management Corporation,
                                        its General Partner


                                        By: /s/ George R. Hornig
                                            ------------------------------------
                                        Name: George R. Hornig
                                        Title: President


                                        DLJ ESC II, L.P.

                                        By: DLJ LBO Management Corporation,
                                        its General Partner


                                        By: /s/ George R. Hornig
                                            ------------------------------------
                                        Name: George R. Hornig
                                        Title: President


                                        SPROUT GROWTH II, L.P.

                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By: /s/ Amy M. Yeung
                                            ------------------------------------
                                        Name: Amy M. Yeung
                                              Vice President

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                                        SPROUT CAPITAL VII, L.P.

                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By: /s/ Amy M. Yeung
                                            ------------------------------------
                                        Name: Amy M. Yeung
                                              Vice President


                                        SPROUT CAPITAL IX, L.P.

                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By: /s/ Amy M. Yeung
                                            ------------------------------------
                                        Name: Amy M. Yeung
                                              Vice President


                                        SPROUT IX PLAN INVESTORS, L.P.

                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By: /s/ Amy M. Yeung
                                            ------------------------------------
                                        Name: Amy M. Yeung
                                              Attorney-In-Fact


                                        SPROUT CEO FUND L.P.

                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By: /s/ Amy M. Yeung
                                            ------------------------------------
                                        Name: Amy M. Yeung
                                              Vice President

                                        SPROUT ENTREPRENEURS' FUND

                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By: /s/ Amy M. Yeung
                                            ------------------------------------
                                        Name: Amy M. Yeung
                                              Vice President


                                        ----------------------------------------
                                        THOMAS J. BARRY


                                        ----------------------------------------
                                        LARRY CORMIER


                                        ----------------------------------------
                                        RANDY FODERO


                                        ----------------------------------------
                                        ROBERT FREIBURGHOUSE


                                        ----------------------------------------
                                        BOB GAILUS


                                        ----------------------------------------
                                        N. ROBERT HAMMER


                                        ----------------------------------------
                                        DAVID H. IRELAND


                                        ----------------------------------------
                                        LOU MICELI

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                                        ----------------------------------------
                                        TOM MILLER


                                        ----------------------------------------
                                        SCOTTY R. NEAL


                                        COMMVAULT SYSTEMS, INC.


                                        By: /s/ N. Robert Hammer
                                            ------------------------------------
                                        Name: N. Robert Hammer
                                        Title: President